UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2014

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the shareholders at the Company’s 2014 Annual Meeting of Shareholders, the results of which are as follows:

1.	The shareholders elected the nine nominees to the Board of Directors, each to serve until the next annual meeting and until their successors have been elected and qualified. The voting results for each nominee were as follows:

Director	For	Against	Abstain	Broker
				Non-Votes
William J. Amelio	118,057,332	108,359	714,255	6,432,273
J. Veronica Biggins	117,341,734	834,120	704,092	6,432,273
Michael A. Bradley	117,993,995	115,304	770,647	6,432,273
R. Kerry Clark	114,777,082	3,331,866	770,998	6,432,273
Richard Hamada	117,998,368	112,849	768,729	6,432,273
James A. Lawrence	117,996,567	120,535	762,844	6,432,273
Avid Modjtabai	117,954,793	218,164	706,989	6,432,273
Ray M. Robinson	107,578,317	10,597,620	704,009	6,432,273
William H. Schumann III	118,002,945	114,710	762,291	6,432,273

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

			Broker
For	Against	Abstain	Non-Votes
115,101,186	2,796,948	981,812	6,432,273

3.	The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 27, 2015. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
123,822,347	779,201	710,671	N/A

Item 8.01 Other Events.

On November 7, 2014, the Company announced that the Board of Directors approved adding $250,000,000 to the Company’s stock repurchase program. The Company may repurchase shares from time to time in the open market or in privately negotiated transactions, or otherwise, subject to applicable laws, regulations and approvals, strategic considerations, market conditions and other factors. The Company may terminate or limit the stock repurchase program at any time without prior notice.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release dated November 7, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

November 7, 2014	By:	/s/ Kevin Moriarty

Name: Kevin Moriarty
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 7, 2014.